Exhibit 99.1

MWG PORTFOLIO

COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES

FOR THE YEAR ENDED DECEMBER 31, 2016 AND
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2017 (UNAUDITED)

MWG PORTFOLIO

CONTENTS

Independent Auditors’ Report	1-2
Combined Statements of Revenues and Certain Expenses	3
Notes to Combined Statements of Revenues and Certain Expenses	4-5

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors and Stockholders of

Plymouth Industrial REIT, Inc.

Report on the Financial Statements

We have audited the accompanying combined statement of revenues and certain expenses of MWG Portfolio for the year ended December 31, 2016, and the related notes to the combined statement of revenues and certain expenses.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of this financial statement in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the financial statement that is free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the financial statement, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statement in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statement.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statement referred to above presents fairly, in all material respects, the combined revenues and certain expenses, described in Note 2, of MWG Portfolio for the year ended December 31, 2016, in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

We draw attention to Note 2 to the financial statement, which describes that the accompanying combined financial statement was prepared for the purpose of complying with rules and regulations of the U.S. Securities and Exchange Commission and it is not intended to be a complete presentation of MWG Portfolio’s combined revenues and expenses. Our opinion is not modified with respect to that matter.

Boston, MA

January 30, 2018

MWG PORTFOLIO

COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES

FOR THE YEAR ENDED DECEMBER 31, 2016 AND
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2017 (UNAUDITED)

	Nine Months Ended September 30, 2017 (Unaudited)	Year Ended December 31, 2016

Revenues
Rental revenue	$7,203,188	$9,161,290
Tenant reimbursements	2,454,512	3,488,564

Total Revenues	9,657,700	12,649,854

Certain Expenses
Real estate tax	3,764,267	4,420,843
Management fee	223,308	320,731
Insurance	120,440	172,446
Utilities	81,243	147,061
Legal and professional expenses	61,339	35,235
Landscaping	61,170	71,529
Snow removal	50,260	92,886
Repairs and maintenance	44,870	48,293
Other	49,677	78,152
Security	32,517	58,245
Total Certain Expenses	4,489,091	5,445,421

Revenues in Excess of Certain Expenses	$5,168,609	$7,204,433

The accompanying notes are an integral part of the combined statements of revenues and certain expenses.

MWG PORTFOLIO

NOTES TO COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES

FOR THE YEAR ENDED DECEMBER 31, 2016 AND
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2017 (UNAUDITED)

NOTE 1 – DESCRIPTION OF PORTFOLIO

MWG Portfolio (the “Portfolio”) consists of a group of 15 fully-constructed industrial properties located in the Chicago, IL area with approximately 3,000,000 square feet of rentable space. Plymouth Industrial REIT, Inc. (the “Company”) acquired the portfolio on November 30, 2017.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

The accompanying combined statements of revenues and certain expenses include the operations of the Portfolio and have been prepared for the purpose of complying with Rule 3-14 of Regulation S-X promulgated under the Securities Act of 1933, as amended. Accordingly, the statements are not representative of the actual operations for the periods presented as revenues and certain expenses, which may not be directly attributable to the revenues and expenses expected to be incurred in the future operations of the Portfolio, have been excluded. Such items include depreciation, amortization, interest expense, interest income, and amortization of above- and below-market leases. Management is not aware of any material factors relating to the properties that would cause the reported financial information not to be indicative of future operating results.

INTERIM UNAUDITED INFORMATION

The statement of revenue and certain expenses for the nine month period ended September 30, 2017 is unaudited. In the opinion of the Company, such statement reflects all adjustments necessary for a fair presentation of revenue and certain expenses in accordance with Rule 3-14 of Regulation S-X as described above. All such adjustments are of normal recurring nature.

USE OF ESTIMATES

The preparation of the financial statement in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during the reporting period. Actual results could differ from these estimates.

REVENUE RECOGNITION

The Portfolio recognizes rental revenue from tenants on a straight-line basis over the lease term when collectability is reasonably assured and the tenant has taken possession or controls the physical use of the leased asset.

MWG PORTFOLIO

NOTES TO COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES

FOR THE YEAR ENDED DECEMBER 31, 2016 AND
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2017 (UNAUDITED)

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

REVENUE RECOGNITION (CONTINUED)

Tenant reimbursements related to reimbursements of common area maintenance, real estate taxes, and utilities are recognized as revenue in the period the applicable expenses are incurred.

NOTE 3 – MINIMUM FUTURE LEASE RENTALS

Future minimum operating lease payments to be collected under non-cancelable operating leases, excluding other lease payments that are not fixed and determinable, in effect as of September 30, 2017, are as follows by year:

Year Ending December 31,	Amount
2017 (three-month period)	$2,449,366
2018	8,181,868
2019	5,998,591
2020	5,296,009
2021	3,479,279
Thereafter	4,812,130

Total	$30,217,243

NOTE 4 – TENANT CONCENTRATION

One tenant represented 11% of rental revenue for both the nine months ended September 30, 2017 and the year ended December 31, 2016.

NOTE 5 – RELATED PARTY TRANSACTIONS

On December 10, 2014, the Portfolio entered into a property management agreement with Brennan Management LLC (Manager), an affiliate of the Portfolio, that provides for a management fee equal to 2.5% of collected rental revenue. For the nine month period ended September 30, 2017, fees incurred under the agreement were approximately $219,000. For the year ended December 31, 2016, fees incurred under the agreement were approximately $318,000.

NOTE 6 – SUBSEQUENT EVENTS

The Company’s management evaluated subsequent events through January 30, 2018, the date the financial statement was available to be issued.